PLEDGE AGREEMENT


         This PLEDGE AGREEMENT is made as of September 29, 1997, by and among
(i) NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation (the "Borrower"), (ii) NATIONAL CHARTERED AUTO CORPORATION, a Delaware corporation ("NCAC") (each a "Pledgor" and together, the "Pledgors"), and (iii) BANKBOSTON, N.A., a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to a Revolving Credit Agreement, dated as of September 29, 1997 (as amended and in effect from time to time, the "Credit Agreement") among the Borrower, the Banks and the Agent.

         WHEREAS, the Borrower and NCAC together hold one hundred percent (100%) of the beneficial interests in each of the National Financial Auto Funding Trust ("Trust I") and the National Financial Auto Funding Trust II ("Trust II" and together with Trust I, the "Trusts"), which interests are represented by Certificates of Beneficial Interest (the "Certificates");

         WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that each Pledgor execute and deliver to the Agent, for the benefit of the Banks and the Agent, a pledge agreement in substantially the form hereof; and

         WHEREAS, each Pledgor wishes to grant pledges and security interests in favor of the Agent, for the benefit of the Banks and the Agent, as herein provided;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SS.1. PLEDGE OF INTERESTS. (a) To secure the due and prompt payment and
               -------------------
performance of the Obligations (as defined in the Credit Agreement), each Pledgor hereby pledges, assigns, grants a continuing security interest in and lien on, and delivers to the Agent for the benefit of the Banks and the Agent all right, title and interest of the Pledgor, whether now existing or hereafter arising in, to and under each Trust, (the "Pledged Interests"), and all rights to receive any distributions or payments due or to become due to such Pledgor in respect of its Pledged Interests under the terms of each Trust's governing documents and all other economic benefits of such Pledgor's interest in each Trust, whether cash, property or otherwise, at any time owing or payable to such Pledgor on account of its interest in each Trust. The Certificates for such interests accompanied by appropriate instruments of assignment thereof duly executed in blank by the applicable Pledgor, have been delivered to the Agent. This pledge and security interest is for collateral purposes only, and the Agent shall not, by virtue of this Agreement, or its receipt of any distributions or other amounts from any Trust, be deemed to have assumed or become liable for any obligation of any Trust or Pledgor.
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                                       2

                  (b) In case any Pledgor shall acquire any additional interests of any Trust or in other trusts which facilitate securitizations of receivables by the Borrower, whether by purchase, dividend, distribution of capital or otherwise, such Pledgor shall forthwith deliver to and pledge such interests or other securities to the Agent under this Agreement and shall deliver to the Agent forthwith any certificates therefor, accompanied by appropriate instruments of assignment duly executed by such Pledgor in blank.

         SS.2. DEFINITIONS. Capitalized terms which are used herein without
               -----------
definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement. The term "Collateral" as used herein means the interests and other property at any time, whether now or hereafter, pledged to the Agent hereunder and all income therefrom, increases therein and proceeds thereof, other than income, increases or proceeds received by the Pledgor pursuant to ss.7 hereof.

         SS.3. PRO-RATA SECURITY FOR OBLIGATIONS. This Agreement and the pledge
               ---------------------------------
of the Collateral hereunder is made with the Agent for the benefit of the Banks and the Agent as security for the Obligations. All amounts owing with respect to the Obligations shall be secured pro rata by the Collateral without distinction as to whether some Obligations are then due and payable and other Obligations are not then due and payable. Upon any realization upon the Collateral by the Agent, whether by receipt of distributions pursuant to ss.7 hereof or upon sale of all or part of the Collateral pursuant to ss.8 hereof or otherwise, each Pledgor agrees that the proceeds thereof shall be applied in accordance with the provisions of ss.12.4 of the Credit Agreement.

         SS.4. LIQUIDATION, RECAPITALIZATION. Any sums paid upon or with respect
               -----------------------------
to any of the Pledged Interests upon the liquidation or dissolution of any Trust relating thereto shall be paid over to the Agent for the benefit of the Banks and the Agent to be held by it as security for the Obligations; and in case any distribution of capital shall be made on or in respect of any of the Pledged Interests or any property shall be distributed upon or with respect to any of the Pledged Interests pursuant to the recapitalization or reclassification of the capital of the Trust thereof or pursuant to the reorganization of such trust, the property so distributed shall be delivered to the Agent for the benefit of the Banks and the Agent to be held by it as security for the Obligations. All sums of money and property paid or distributed in respect of the Pledged Interests upon such a liquidation, dissolution, recapitalization or reclassification which are received by any Pledgor shall, until paid or delivered to the Agent, be held in trust for the Agent for the benefit of the Banks and the Agent as security for the Obligations.

         SS.5. WARRANTY OF OWNERSHIP; NEGATIVE PLEDGE. Each Pledgor warrants
               --------------------------------------
that it is the sole record and beneficial owner of the Pledged Interests described in ss.1 hereof, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the security interest created by this Agreement, and that it has the power, authority and legal right to pledge all of such Pledged Interests pursuant to this Agreement. Each Pledgor covenants that it will defend the Agent's rights and security interest in such Pledged Interests against the claims and demands of all persons whomsoever; and each Pledgor covenants that it will have the like title to and

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right to pledge any other Collateral and will likewise defend the Agent's rights and security interest therein. Each Pledgor represents and warrants that the activities of each Trust are limited solely to those set forth in ss.2.07 of the Trust Agreement governing each such Trust and each Pledgor agrees that it will cause each Trust's activities to be so limited. Neither Pledgor will, nor will it permit any Trust to, except for the pledge by Trust I to Bankers Trust Company, as Trustee of National Financial Auto Receivables Master Trust, of the right to receive certain distributions pursuant to and as further described in the Consent and Amendment dated as of September 29, 1997 between Trust I, the Borrower, First Union National Bank and Bankers Trust Company as Trustee of National Financial Auto Receivables Master Trust, (a copy of which is attached as Exhibit A) (i) create or incur or suffer to be created or incurred any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property, revenues or assets, (ii) sell, assign, pledge or otherwise transfer any of its property, revenues or assets or (iii) enter into any agreement prohibiting the creation or assumption of any lien upon its properties, revenues or assets, whether now owned or hereafter acquired.

         SS.6. POWER, AUTHORITY. The execution and delivery of this Agreement
               ----------------
and pledging of the Pledged Interests described in ss.ss.1 and 2 hereof are within each Pledgor's power, have been duly authorized by all necessary action and such execution and delivery and the pledging of such Pledged Interests do not contravene any law or any rule or regulation thereunder or any provision of the articles of organization, or other organizational or governing documents of any Pledgor or of any judgment, decree or order of any tribunal or of any agreement or instrument to which any Pledgor is a party or by which it or any of its property is bound or constitute a default thereunder.

         SS.7. DISTRIBUTIONS, PRINCIPAL, INTEREST AND VOTING PRIOR TO MATURITY.
               ---------------------------------------------------------------
Unless and until an Event of Default (as defined herein) shall have occurred and be continuing, each Pledgor shall be entitled (i) to receive all cash distributions paid in respect of the Pledged Interests and (ii) if applicable, to vote the Pledged Interests and to give consents, waivers and ratifications in respect of the Pledged Interests; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provision of the Credit Agreement, any other Security Document or this Agreement.

         SS.8. REMEDIES. (a) An "Event of Default" hereunder shall mean (i) that
               --------
a representation, warranty or certification made in this Agreement or in any document executed or delivered from time to time relating to this Agreement is materially untrue, misleading or incomplete in its recital of any facts at the time as of which such representation, warranty or certification, as the case may be, is made, (ii) any Event of Default as that term is defined in the Credit Agreement, whether or not any acceleration of the maturity of the amounts due in respect of any of the Obligations shall have occurred, or (iii) any Event of Default as that term is defined in any other Loan Document.

         (b) Upon the occurrence and during the continuance of an Event of Default, the Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently:
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                                       4

                  (i) If the Agent so elects and gives notice of such election to the applicable Pledgor, the Agent may, to the extent such Pledgor would have such rights, vote any or all of the Pledged Interests possessing voting rights (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the Pledged Interests and otherwise act with respect thereto as though it were the outright owner thereof, each Pledgor hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of such Pledgor, with full power of substitution, to do so;

                  (ii) The Agent may demand, sue for, collect or make any compromise or settlement in respect of any Collateral held by it hereunder that it deems suitable;

                  (iii) After ten (10) days' notice to the applicable Pledgor, the Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Collateral, for cash and/or credit and upon such terms at such place or places and at such time or times and to such persons, firms, companies or corporations as the Agent shall approve, all without demand for performance by such Pledgor or advertisement or any further notice whatsoever except such as may be required by law; and

                  (iv) The Agent may at any time, at its option, cause all or any part of the Pledged Interests held by it to be transferred into its name or the name of its nominee or nominees, receive any income thereon and hold such income as additional collateral or apply it to the Obligations.

         (c) Except as otherwise provided herein, the Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by each Pledgor, to the fullest extent permitted by law). If any of the Collateral is sold by the Agent upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to pay the same and, in such event, the Agent may resell such Collateral. The Agent may buy any part or all of the Collateral at any public sale and, if any part or all of the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments therefor by any means. The Agent shall apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, and all legal expenses, travel and other expenses which may be incurred by the Agent in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations and any surplus shall be paid to the applicable Pledgor.

         (d) Each Pledgor recognizes that the Agent may be unable to effect a public sale of the Pledged Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers consistent with applicable laws. Each Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales

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and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Interests for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

         SS.9. MARSHALLING. Neither the Agent nor any Bank shall be required to
               -----------
marshal any present or future security for (including but not limited to this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of its rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's or any Bank's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and, to the extent that it lawfully may, each Pledgor hereby irrevocably waives the benefits of all such laws.

         SS.10. PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of each
                ----------------------------------
Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Pledgor;
(b) any exercise or nonexercise, or any waiver, by the Agent or any Bank of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (c) any amendment to or modification of the Credit Agreement, the other Loan Documents or any of the Obligations; (d) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (e) the taking of additional security for, or any guaranty of, any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; and whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

         SS.11. TRANSFER BY PLEDGOR. Without the prior written consent of the
                -------------------
Agent, none of the Pledgors will sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Collateral or any interest therein, except for the pledge thereof provided for in this Agreement.

         SS.12. FURTHER ASSURANCES. Each Pledgor will do all such acts, and will
                ------------------
furnish to the Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Agent and the Banks hereunder.

         SS.13. AGENT'S EXONERATION. Under no circumstances shall the Agent be
                -------------------
deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral of any nature or kind, other than the physical

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custody thereof, or any matters or proceedings arising out of or relating thereto. The Agent shall not be required to take any action of any kind to collect, preserve or protect its or any Pledgor's rights in the Collateral or against other persons asserting rights in the Collateral. The Agent's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

         SS.14. POWER OF ATTORNEY. (a) Each Pledgor acknowledges the Agent's
                -----------------
right, to the extent permitted by applicable law, singly to execute and file financing or continuation statements and similar notices required by applicable law, and amendments thereto, concerning the Collateral without execution by such Pledgor. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (b) Each Pledgor hereby irrevocably appoints the Agent as its attorney-in-fact, effective at all times subsequent to the occurrence and during the continuance of an Event of Default with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument which the Agent or any Bank may reasonably deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation, the power and right (i) to endorse such Pledgor's name on any checks, notes, acceptances, money orders, drafts, filings or other forms of payment or security that may come into the Agent's possession; and (ii) to do all other things which the Agent then determines to be necessary to carry out the terms of this Agreement. The power conferred on the Agent hereunder is solely to protect the Agent's and each Bank's interests in the Collateral and shall not impose any duty upon the Agent to exercise such power.

         SS.15. NO WAIVER. No act, failure or delay by the Agent or any Bank
                ---------
shall constitute a waiver of its rights and remedies hereunder or otherwise, nor shall any single or partial exercise by the Agent of any right, remedy or power hereunder preclude any other exercise or future exercise of any other right, remedy or power. No single or partial waiver by the Agent or any Bank of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Each Pledgor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).

         SS.16. NOTICES. Except as otherwise expressly provided herein, all
                -------
notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered by hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telecopy, facsimile, telegraph or telex and confirmed by letter, addressed as follows:


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                                       7


                  (a)      if to any Pledgor, at:

                           621 N.W. 53rd Street,
                           Suite 200,
                           Boca Raton, Florida 33487
                           Attention: Kevin G. Adams

         or at such other address for notice as such Pledgor shall last have furnished in writing to the Agent;

                  (b)      if to the Agent, at:

                           100 Federal Street
                           Boston, Massachusetts  02110
                           Attention:  Timothy G. Clifford,
                                       Vice President

         or at such other address for notice as the Agent shall last have furnished in writing to the person giving the notice.

Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at time of the receipt thereof by such officer or the sending of such facsimile, and, (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

         SS.17. TERMINATION. Upon irrevocable and final payment in full in cash
                -----------
and performance in full of the Obligations in accordance with their terms and the performance by each Pledgor of all of its covenants and agreements hereunder, this Agreement shall terminate and each Pledgor shall be entitled to the return of such Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder.

         SS.18. CONSENTS, AMENDMENTS, WAIVERS. Any term of this Agreement may be
                -----------------------------
amended, and the performance or observance by any Pledgor of any of the terms of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only in accordance with ss.25 of the Credit Agreement.

         SS.19. PARTIES IN INTEREST. This Agreement and all obligations of each
                -------------------
Pledgor shall be binding upon the successors and assigns of the parties hereto, provided, that none of the Pledgors may assign or transfer its rights hereunder without the prior written consent of the Agent.

         SS.20. GOVERNING LAW. This Agreement and the obligations of the
                -------------
Pledgors hereunder shall be deemed to be a contract under seal and shall for all

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purposes be governed by and construed in accordance with the laws of the
Commonwealth of Massachusetts.

         SS.21. MISCELLANEOUS PROVISIONS. If any term of this Agreement shall be
                ------------------------
held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Pledgor acknowledges receipt of a copy of this Agreement. The descriptive section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof. Terms used herein without definition which are defined in the Uniform Commercial Code of Massachusetts have such defined meanings herein, unless the context otherwise indicates or requires.

         SS.22. COUNTERPARTS. This Agreement and any amendment hereof may be
                ------------
executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.


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                                       9


         IN WITNESS WHEREOF, each Pledgor and the Agent have caused this Agreement to be duly executed as an instrument under seal as of the date first above written.


                                          NATIONAL AUTO FINANCE COMPANY,
                                            INC.


                                          By:  _________________________________
                                                Title:


                                          NATIONAL CHARTERED AUTO
                                              CORPORATION


                                          By:  _________________________________
                                                Title:

         The undersigned Trusts hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of ss.5 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and the Pledgors in carrying out such provisions.

                                          NATIONAL FINANCIAL AUTO FUNDING
                                              TRUST I


                                          By: _________________________________
                                                Keith B. Stein, Co-Trustee


                                          NATIONAL FINANCIAL AUTO FUNDING
                                              TRUST II


                                          By: ________________________________
                                                Keith B. Stein, Co-Trustee

                                          BANKBOSTON, N.A., individually and as
                                                   Agent


                                          By: ________________________________
                                                   Timothy G. Clifford
                                                   Vice President